Summary Prospectus

Aberdeen Select International Equity Fund

March 1, 2015

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/AIF. You can also get this information at no cost by e-mailing a request to Investor.Services.US@Aberdeen-Asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated March 1, 2015, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2014, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: BJBIX   Institutional Class: JIEIX

Objective

The Aberdeen Select International Equity Fund (the "Select International Equity Fund" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Select International Equity Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Institutional Class Shares
Management Fees	0.90%	0.90%
Distribution and/or Service (12b-1) Fees	0.25%	0.00%
Other Expenses	0.13%	0.13%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	1.29%	1.04%

1  Total Annual Fund Operating Expenses shown in the table above may not correspond to the Ratio of Expenses to the Average Net Assets in the "Financial Highlights" section of this Prospectus as that ratio does not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

Example

This Example is intended to help you compare the cost of investing in the Select International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$131	$409	$708	$1,556
Institutional Class shares	$106	$331	$574	$1,271

Portfolio Turnover

The Select International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 12% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the Select International Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. For purposes of the 80% policy, companies are considered located in countries other than the U.S. if they: (i) are organized under the laws of, or have their principal office in, a country other than the U.S., (ii) have their principal securities trading market in a country other than the U.S., and/or (iii) issue securities denominated in a currency other than the U.S. dollar. Under normal circumstances, a number of countries around the world will be represented in the Fund's portfolio, some of which may be considered to be emerging market countries. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the Select International Equity Fund.

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The Fund may invest in securities denominated in U.S. Dollars and currencies of the foreign countries in which it is permitted to invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market capitalization.

The Fund's investment team employs a fundamental, bottom-up equity investment style, which is characterized by intensive, first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value. The stock selection process contains two filters, first quality and then price. In the quality filter, the investment team seeks to determine whether the company is a business that has good growth prospects and a balance sheet that supports expansion, and they evaluate other business risks. In the price filter, the investment team assesses the value of a company by reference to standard financial ratios, and estimates the value of the company relative to its market price and the valuations of companies within a relevant universe. The investment team may sell a security when they perceive that a company's business direction or growth prospects have changed or the company's valuations are no longer attractive.

Principal Risks

The Select International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Emerging Markets Risk: A magnification of the risks that apply to foreign securities. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

•  Foreign Securities Risk: Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

•  Large-Cap Securities Risk: Stocks issued by large cap companies subject the Fund to the risk that those stocks may underperform stocks issued by companies with smaller capitalizations or the market as a whole.

•  Market Risk: Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

•  Mid-Cap Securities Risk: Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

•  Securities Selection Risk: The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

•  Small-Cap Securities Risk: Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the Prospectus.

An investment in the Fund is not a bank deposit or obligation of any bank and is not endorsed or guaranteed by any bank and is not insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency.

Performance

The bar chart and table below can help you evaluate potential risks of the Select International Equity Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The table compares the Fund's average annual total returns to the returns of the MSCI All Country World ex-U.S. Index, a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

Aberdeen Asset Management Inc. ("AAMI" or the "Adviser") and Aberdeen Asset Managers Limited ("AAML") became adviser and sub-adviser of the Fund, respectively, on May 22, 2013. Performance prior to this date reflects the performance of an unaffiliated adviser.

Annual Total Returns–Class A Shares
(Years Ended Dec. 31)

Highest Return: 22.02% – 2nd quarter 2009
Lowest Return: -24.53% – 3rd quarter 2011

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.

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Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns
As of December 31, 2014

	1 Year	5 Years	10 Years
Class A shares (inception date: 10/4/93)– Before Taxes	-5.20%	0.32%	2.46%
Class A shares–After Taxes on Distributions	-7.07%	-0.30%	1.50%
Class A shares–After Taxes on Distributions and Sale of Shares	-2.94%	0.13%	2.19%
Institutional Class shares (inception date: 11/17/99)–Before Taxes	-4.95%	0.56%	2.72%
MSCI All Country World ex-U.S. Index (reflects no deduction for expenses or taxes)	-3.44%	4.89%	5.59%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the Select International Equity Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2013
Bruce Stout	Senior Investment Manager	2013
Jamie Cumming, CFA®	Senior Investment Manager	2013
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2013
Martin Connaghan	Senior Investment Manager	2013

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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